UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported) May 6, 2026

STEEL DYNAMICS, INC.

(Exact name of registrant as specified in its charter)

Indiana	0-21719	35-1929476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7575 West Jefferson Blvd, Fort Wayne, Indiana 46804

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 260-969-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock voting, $0.0025 par value	STLD	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Steel Dynamics, Inc. (the “Company”) held its Annual Meeting of Shareholders on May 6, 2026. Of the 144,722,225 shares of common stock issued and outstanding as of the record date on March 16, 2026, 130,419,078 shares were present, in person or by proxy, thus constituting a quorum of 90.12% of the total shares outstanding and entitled to vote.

At the meeting, shareholders elected all seven of the directors nominated by the Board of Directors, to serve for a term of one year and until their successors are duly elected and qualified; ratified the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2026; approved, by an advisory vote, named executive officer compensation for 2025; and did not approve the shareholder proposal titled “Avoid Political Spending Brand Damage.”

Set forth below are the final share voting results for each of the proposals.

(1)	Election of seven (7) director nominees for a one-year term and until their successors are duly elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark D. Millett	116,027,736	5,978,063	161,954	8,251,325
Sheree L. Bargabos	116,771,490	355,036	5,041,227	8,251,325
Kenneth W. Cornew	115,794,933	6,208,223	164,597	8,251,325
Traci M. Dolan	118,508,096	3,497,857	161,800	8,251,325
Jennifer L. Hamann	120,988,788	936,891	242,074	8,251,325
Bradley S. Seaman	111,695,629	9,405,652	1,066,472	8,251,325
Luis M. Sierra	114,999,638	2,105,844	5,062,271	8,251,325

(2)	Proposal to ratify the appointment of Ernst & Young LLP independent registered public accounting firm as the Company’s auditors for the year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,147,443	10,078,447	193,188	-

(3)	Proposal to approve, by an advisory vote, named executive officer compensation for 2025.

Votes For	Votes Against	Abstentions	Broker Non-Votes
114,604,654	7,138,942	424,157	8,251,325

(4)	Shareholder proposal titled “Avoid Political Spending Brand Damage.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
47,896,886	73,898,052	372,815	8,251,325

Item 8.01. Other Events

On May 7, 2026, Steel Dynamics, Inc. issued a press release titled “Steel Dynamics Announces Second Quarter 2026 Cash Dividend.” A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)            Exhibits.

The following exhibit is filed with this report:

Exhibit Number	Description

99.1	A press release dated May 7, 2026, titled “Steel Dynamics Announces Second Quarter 2026 Cash Dividend.”

104	Cover Page Interactive Data File – the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereto duly authorized.

STEEL DYNAMICS, INC.

/s/ Theresa E. Wagler
Date: May 8, 2026	By:	Theresa E. Wagler
	Title:	Executive Vice President and Chief Financial Officer